UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2007

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On May 4, 2007, Vista Gold Corp. (“Vista”) issued a press release announcing, that as previously announced, the arrangement involving Vista, Allied Nevada Gold Corp., and Carl and Janet Pescio is expected to close on May 10, 2007.   The effective time of the arrangement is expected to be 12:01 a.m. (Pacific time) on May 10, 2007.  For greater clarity, all shareholders of Vista at 12:01 a.m. (Pacific time) on the closing date of the arrangement will participate in the arrangement.  Accordingly, in order to participate in the arrangement you must own shares of Vista at the close of trading on the day before the closing date. The press release is furnished as Exhibit 99.1 and is attached hereto.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1                                    Press Release of Vista Gold Corp. dated May 4, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
CFO
Date: May 9, 2007